UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2006
CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-29313	20-0121007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
641 Shunpike Road - Suite 333 - Chatham, NJ 07928
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  973-644-0900

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On April 21, 2006, the Registrant filed a Current Report Form 8-K describing its acquistion of all outstanding shares of Crystal Hosptiality Holdings, Inc.  The audited financial statements required by Item 9 of Current Report Form 8-K are filed herewith.

Exhibits
EX-99.1	FINANCIAL STATEMENTS - PERIOD FROM 12-8-05 TO 4-29-06
EX-99.2	PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.
Date: July 3, 2006	By:	/s/ Fabrizzio Busso Campana
Fabrizzio Busso Campana Chief Executive Officer